Exhibit 99.3

FORM OF .1% UNSECURED CONVERTIBLE PROMISSORY NOTE

Note No. [                   ]

THIS INSTRUMENT AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR UPON RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.

THE PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE AND, ACCORDINGLY, THE SECURITIES ISSUABLE UPON CONVERSION HEREOF MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF. THIS NOTE IS ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR PURPOSES OF SECTION 1271 ET SEQ. OF THE INTERNAL REVENUE CODE.

.1% UNSECURED CONVERTIBLE PROMISSORY NOTE

Principal Amount: US $[ ]	Date of Issuance: January [ ], 2018

FOR VALUE RECEIVED, GrowGeneration Corp., a Colorado corporation (the “Company”), hereby promises to pay to the order of [                      ] (the “Holder”), the principal sum of US $[                      ] (the “Principal Amount”) (this “Note”) together with interest thereon at the rate of .1% per annum, payable in cash, upon maturity or conversion. Unless earlier converted pursuant to the terms set forth herein, the principal and interest will be due and payable by the Company at any time on or after January [                      ], 2021 (the “Maturity Date”).

This Note is one of a series of unsecured convertible promissory notes (collectively, the “Series Notes”) issued by the Company to investors, in connection with that certain Securities Purchase Agreement, dated as of [                      ], with identical terms and on the same form as set forth herein (except that the holder, principal amount and date of issuance may differ in each Note). Capitalized terms not otherwise defined in this Note will have the meanings set forth in Section 4.1.

Each of the Company and the Holder may be referred to as a party hereunder, and collectively the parties.

1.  Payment of Principal and Interest. Principal due and interest accrued under this Note will be paid by the Company in cash at maturity, unless earlier converted in accordance with the terms hereunder. Interest shall be computed at the rate of ..1% per annum.

2.  Security. This Note is a general unsecured obligation of the Company.

3.  Priority. This Note is subordinated in right of payment to (i) all current and future indebtedness of the Company for borrowed money (whether or not such indebtedness is secured) to banks, commercial finance lenders or other institutions regularly engaged in the business of lending money (the “Senior Debt”) and (ii) any promissory notes issued in a stock or asset purchase transaction by the Company as a buyer to a seller as part of the purchase price (each a “Payment Note”). The Company hereby agrees, and by accepting this Note, the Holder hereby acknowledges and agrees, that so long as any Senior Debt or Payment Note is outstanding, upon notice from the holders of such Senior Debt or Payment Note (each a “Senior Creditor”) to the Company that an event of default, or any event which the giving of notice or the passage of time or both would constitute an event of default, has occurred under the terms of the Senior Debt or the Payment Note (a “Default Notice”), the Company will not make, and the Holder will not receive or retain, any payment under this Note. Nothing in this paragraph will preclude or prohibit the Holder from receiving and retaining any payment hereunder unless and until the Holder has received a Default Notice (which will be effective until waived in writing by the Senior Creditors) or from converting this Note or any amounts due hereunder into Equity Securities (as defined in Section 4.1(d)).

4.  Conversion. This Note may be convertible into shares of Common Stock pursuant to the following terms.

4.1  Definitions.

(a)  “Common Stock” means the Company’s common stock, par value US$0.001 per share.

(b)  “Conversion Price” means $3.00 per share.

(c)  “Conversion Shares” means the shares of Common Stock issuable upon conversion of a Note, including any outstanding principal and accrued interest.

(d)  “Corporate Transaction” means:

(i)  the closing of the sale, transfer or other disposition, in a single transaction or series of related transactions, of all or substantially all of the Company’s assets;

(ii)  the consummation of a merger or consolidation of the Company with or into another entity (except a merger or consolidation in which the holders of capital stock of the Company immediately prior to such merger or consolidation continue to hold a majority of the outstanding voting securities of the capital stock of the Company or the surviving or acquiring entity immediately following the consummation of such transaction); or

(iii)   the closing of the transfer (whether by merger, consolidation or otherwise), in a single transaction or series of related transactions, to a “person” or “group” (within the meaning of Section 13(d) and Section 14(d) of the Exchange Act), of the Company’s capital stock if, after such closing, such person or group would become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the outstanding voting securities of the Company (or the surviving or acquiring entity).

For the avoidance of doubt, a transaction will not constitute a “Corporate Transaction” if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately prior to such transaction. Notwithstanding the foregoing, the sale of Equity Securities in a bona fide financing transaction will not be deemed a “Corporate Transaction.”

(e)  “Equity Securities” means (i) Common Stock; (ii) any securities conferring the right to purchase Common Stock; or (iii) any securities directly or indirectly convertible into, or exchangeable for (with or without additional consideration) Common Stock. Notwithstanding the foregoing, the following will not be considered “Equity Securities”: (A) any security granted, issued or sold by the Company to any director, officer, employee, consultant or adviser of the Company for the primary purpose of soliciting or retaining their services; (B) any convertible promissory notes (including this Note) issued by the Company; and (C) any SAFEs that have been issued by the Company.

(f)  “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(g)  “Fully Diluted Capitalization” means the number of issued and outstanding shares of the Company’s capital stock, assuming the conversion or exercise of all of the Company’s outstanding convertible or exercisable securities. Notwithstanding the foregoing, “Fully Diluted Capitalization” excludes: (A) any convertible promissory notes (including this Note) issued by the Company; (B) any SAFEs issued by the Company; and (C) any Equity Securities that are issuable upon conversion of any outstanding convertible promissory notes or SAFEs.

(h)  “SAFE” means any simple agreement for future equity (or other similar agreement) which is issued by the Company for bona fide financing purposes and which may convert into the Company’s capital stock in accordance with its terms, including but not limited to options, warrants or any other rights issued by the Company to purchase Equity Securities.

(i)  “Securities Act” means the Securities Act of 1933, as amended.

4.2  Voluntary Conversion. The outstanding principal balance and accrued interest on this Note is convertible at the option of the Holder into shares of the Company’s Common Stock at the Conversion Price prior to the Maturity Date.

4.3  Mandatary Conversion. Principal due and interested accrued on this Note will automatically convert into shares of Common Stock, at the Conversion Price, if at any time during the Term, commencing twelve (12) months from the Date of Issuance, the Common Stock trades minimum daily volume of at least 50,000 shares for twenty (20) consecutive days with a volume weighted average price of at least $4.00 per share.

4.4  Corporate Transaction Conversion. In the event a Corporate Transaction occurs (i) prior to the conversion of this Note pursuant to Section 4.2 or Section 4.3 or (ii) the repayment of this Note, at the closing of such Corporate Transaction, principal due on this Note will automatically convert into that number of shares of Common Stock equal to the quotient (rounded down to the nearest whole share) obtained by dividing (x) the outstanding principal balance of this Note by (y) the quotient resulting from dividing (a) the valuation value of the Company prior to the closing of the Corporate Transaction by (b) the Fully Diluted Capitalization immediately prior to the closing of the Corporate Transaction.

4.5  Certificates. As promptly as practicable after the conversion of this Note and the issuance of the shares of Common Stock, the Company (at its expense) will issue and deliver certificates evidencing the shares of Common Stock to the Holder. The Company will not be required to issue or deliver the shares of Common Stock until the Holder has surrendered this Note to the Company (or provided an instrument of cancellation or affidavit of loss).

5.  Anti-Dilution Protections. If at any time while this Note is outstanding the Company shall sell any shares of its Common Stock at a per share price less than the Conversion Price then in effect (such issuances collectively, a “Dilutive Issuance”), then, the Conversion Price shall be adjusted pursuant to the following formula:

NP = OP x  [OB + (AMT/OP)]

(OB+SI)

where

NP is the new Conversion Price;

OP is the Conversion Price in effect immediately prior to such adjustment;

OB is the number of shares of Common Stock outstanding prior to the Dilutive Issuance;

AMT is the dollar amount of the Dilutive Issuance, and

SI is the number of shares of Common Stock issuable in the Dilutive Issuance.

The Company shall notify the Holder in writing, no later than the business day following the issuance of any Common Stock subject to this section, indicating therein the applicable information required by the formula above (such notice the “Dilutive Issuance Notice”).

6.  Representations and Warranties of the Company. In connection with the transactions contemplated by this Note, the Company hereby represents and warrants to the Holder as follows:

6.1  Due Organization; Qualification and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado and has all requisite corporate power and authority to carry on its business as now conducted.

6.2  Authorization and Enforceability. Except for the authorization and issuance of the shares of Common Stock upon conversion of this Note, all corporate action has been taken on the part of the Company and its officers, directors and stockholders necessary for the authorization, execution and delivery of this Note. Except as may be limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights, the Company has taken all corporate action required to make all of the obligations of the Company reflected in the provisions of this Note valid and enforceable in accordance with its terms.

7.  Restrictions.

7.1   Restricted Securities. None of this Note and the shares of Common Stock issuable upon exercise of this Note (collectively, the “Securities”) have been or will be registered under the Securities Act or state securities laws, by reason of specific exemptions from the registration provisions thereof. The Securities are “restricted securities” under U.S. federal and applicable state securities laws and that, pursuant to these laws, the Holder must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission (“SEC”) and registered or qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Company has no obligation to register or qualify the Securities for resale and, if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Holder’s control, and which the Company is under no obligation, and may not be able, to satisfy.

7.2  Legends. The Securities may bear the following legend:

THIS INSTRUMENT AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR UPON RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER THE ACT.

8.  Piggy-back Registration Right.

8.1  If, at any time within twelve (12) months of the Date of Issuance, the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company of its Common Stock (other than a registration (i) pursuant to a Registration Statement on Form S-8 (or other registration solely relating to an offering or sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit arrangement), (ii) pursuant to a Registration Statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), or (iii) in connection with any dividend or distribution reinvestment or similar plan), then the Company shall give written notice (each, a “Company Piggy-Back Notice”) of such proposed filing to Holder at least fifteen (15) calendar days before the anticipated filing date of such registration statement, and such Company Piggy-Back Notice also shall be required to offer to such Holders the opportunity to register such aggregate number of Conversion Shares as the Holder may request. The Holder shall have the right, exercisable for the five days immediately following the giving of a Company Piggy-Back Notice, to request, by written notice (the “Holder Notice”) to the Company, the inclusion of all or any portion of the Conversion Shares of the Holder in such registration statement. The Company shall use reasonable efforts to cause the managing underwriter(s) of a proposed underwritten offering to permit the inclusion of the Conversion Shares which were the subject of the Holder Notice in such underwritten offering on the same terms and conditions as any Common Stock of the Company included therein. Notwithstanding anything to the contrary contained in this paragraph, if the managing underwriter(s) of such underwritten offering or any proposed underwritten offering delivers a written opinion to the Holder that the total number of shares of Common Stock which they, the Company and any other person intend to include in such offering is such as to materially and adversely affect the success of such offering, then the amount of securities to be offered for the accounts of the Holder and persons other than the Company shall be eliminated or reduced pro rata (based on the amount of securities owned by the Holder and other persons which carry registration rights) to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter(s) in the managing underwriter’s written opinion.

8.2 Notwithstanding anything contained to the contrary in this Section 8, the Company shall have the absolute right, whether before or after the giving of a Company Piggy-Back Notice or Holder Notice, to determine not to file a registration statement to which the Holder shall have the right to include its Conversion Shares therein pursuant to this Section 8, to withdraw such registration statement or to delay or suspend pursuing the effectiveness of such registration statement. In the event of such a determination after the giving of a Company Piggy-Back Notice, the Company shall give notice of such determination to the Holder and other persons which carry registration rights and, thereupon, (A) in the case of a determination not to register or to withdraw such registration statement, the Company shall be relieved of its obligation under this Section 8 to register any of the Conversion Shares in connection with such registration and (B) in the case of a determination to delay the registration, the Company shall be permitted to delay or suspend the registration of Conversion Shares pursuant to this Section 8 for the same period as the delay in the registration of such other securities.

9.  Miscellaneous.

9.1  Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Note will inure to the benefit of, and be binding upon, the respective successors and assigns of the parties; provided, however, that the Company may not assign its obligations under this Note without the written consent of the Holder. This Note is for the sole benefit of the parties hereto and their respective successors and permitted assigns, and nothing herein, express or implied, is intended to or will confer upon any other person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Note.

9.2  Governing Law. This Note will be governed by and construed in accordance with the internal laws of the State of Colorado without giving effect to any choice or conflict of law provision or rule (whether of the State of Colorado or any other jurisdiction).

9.3  Titles and Subtitles. The titles and subtitles used in this Note are included for convenience only and are not to be considered in construing or interpreting this Note.

9.4  Notices. All notices and other communications given or made pursuant hereto will be in writing and will be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by email or confirmed facsimile; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.

9.5  Expenses. Each party will pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Note.

9.6  Entire Agreement; Amendments and Waivers. This Note constitutes the full and entire understanding and agreement between the parties with regard to the subject hereof. Any term of this Note may be amended and the observance of any term may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the holders of the majority of the Series Notes. Any waiver or amendment effected in accordance with this Section 8.6 will be binding upon each future holder of this Note and the Company.

9.7  Severability. If one or more provisions of this Note are held to be unenforceable under applicable law, such provisions will be excluded from this Note and the balance of the Note will be interpreted as if such provisions were so excluded and this Note will be enforceable in accordance with its terms.

9.8  Acknowledgment. For the avoidance of doubt, it is acknowledged that the Holder will be entitled to the benefit of all adjustments in the number of shares of the Company’s capital stock as a result of any splits, recapitalizations, combinations or other similar transactions affecting the Company’s capital stock that occur prior to the conversion of this Note.

9.9  Limitation on Interest. In no event will any interest charged, collected or reserved under this Note exceed the maximum rate then permitted by applicable law, and if any payment made by the Company under this Note exceeds such maximum rate, then such excess sum will be credited by the Holder as a payment of principal.

9.10  Officers and Directors not Liable. In no event will any officer or director of the Company be liable for any amounts due and payable pursuant to this Note.

9.11  Waiver of Jury Trial. EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER REPRESENTS AND WARRANTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

[signature page followS]

IN WITNESS WHEREOF, the Company has caused Note to be signed in its name by an authorized officer as of the date first set forth above.

GrowGeneration Corp.

By:
Name:	Darren Lampert
Title:	Chief Executive Officer